Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 24, 2006, is by and among COMPRESSION POLYMERS HOLDING CORPORATION, a Delaware corporation (the “Borrower”), COMPRESSION POLYMER HOLDINGS II CORPORATION, a Delaware corporation (the “Parent”), those Domestic Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (collectively, with the Parent, the “Guarantors”; and individually, a “Guarantor”), the lenders identified on the signature pages hereto as the Lenders (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of May 10, 2005 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, a Credit Party or one of its Subsidiaries desires to acquire (the “Acquisition”) all of the issued and outstanding shares of capital stock of Santana Holdings Corp., a Delaware corporation (the “Acquired Company”), which is the sole stockholder of Santana Products, Inc., a Delaware corporation, pursuant to an Stock Purchase Agreement dated as of April 20, 2006 (the “Acquisition Agreement”);

WHEREAS, in connection with the Acquisition the Borrower has requested an amendment to the Credit Agreement in order to permit the consummation of such Acquisition and the incurrence of certain Indebtedness incurred in connection therewith;

WHEREAS, Section 9.1 of the Credit Agreement permits the Credit Agreement to be amended from time to time with the written consent of the Required Lenders; and

WHEREAS, the Required Lenders have agreed to such an amendment, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1          Amendment to Section 1.1.

(a)           Clause (vi) of the definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement shall be replaced in its entirety with the following:

“(vi) the aggregate consideration (including, without limitation, equity consideration, earn outs or deferred compensation or non-competition arrangements and the amount of Indebtedness and other liabilities assumed by the Credit Parties and their Subsidiaries) paid by the Credit Parties and their Subsidiaries for all acquisitions made during the term of this Agreement (other than the acquisition by a Credit Party or any of its Subsidiaries of Santana Holdings, Corp., a Delaware corporation, for aggregate consideration not to exceed $35,000,000) shall not exceed $25,000,000 and”.

(b)           The first proviso of Section 6.1(e) of the Credit Agreement shall be replaced in its entirety with the following:

“provided, however, that any event that results in any such Indebtedness being held by a Person other than the Parent or a Subsidiary shall constitute the incurrence of Indebtedness not constituting permitted indebtedness by the issuer of such Indebtedness pursuant to this clause (e)”.

(c)           Section 6.1(m) of the Credit Agreement shall be replaced in its entirety with the following:

“(m)                         additional Indebtedness (including Acquired Indebtedness) of the Parent and the Subsidiaries (i) in an aggregate principal amount not to exceed $30,000,000 from the issuance of Senior Floating Rate Notes in connection with and the proceeds thereof used for the acquisition by a Credit Party or one of its Subsidiaries of all of the issued and outstanding shares of capital stock Santana Holdings, Corp., a Delaware corporation, and (ii) in an aggregate principal amount not to exceed $20,000,000 at any one time outstanding.”.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1          Closing Conditions.

This Amendment shall become effective upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent) (the “Effective Date”):

(a)           Executed Amendment. Receipt of the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties and the Required Lenders.

(b)           Resolutions. Receipt by the Administrative Agent of copies of resolutions of the Board of Directors of each of the Credit Parties approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the date hereof.

(c)           Collateral. The Acquired Company and its subsidiaries shall have provided the guarantees and pledged the assets required by Sections 5.10 and 5.12 of the Credit Agreement, respectively, to the extent compliance therewith is required upon consummation of the Acquisition.

(d)           No Amendment of Acquisition Agreement; Consummation of Acquisition. The Acquisition Agreement shall not have been amended or modified in any material respect or any material condition therein waived without the prior written consent of the Administrative Agent. The Acquisition and all transactions relating thereto shall have been consummated (or shall be consummated concurrently with the effectiveness of this Amendment) in all material respects in accordance with the terms of the Acquisition Agreement and in compliance with Requirements of Law and regulatory approvals.

(e)           Expenses. The Administrative Agent and the Lenders shall have been reimbursed for all their reasonable and documented out-of-pocket costs and expenses (including without limitation the reasonable fees and disbursements of Cahill Gordon & Reindel LLP) incurred in connection with this Amendment, the Waiver dated April 12, 2006 and the consummation and administration of the transactions contemplated hereby and thereby.

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ARTICLE III
MISCELLANEOUS

3.1          Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2          Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)           It has full power and authority and the legal right to make, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment.

(b)           No Default or Event of Default has occurred and is continuing under the Credit Agreement.

(c)           This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d)           No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by such Person of this Amendment.

(e)           The representations and warranties made by the Credit Parties in the Credit Agreement are true and correct in all material respects (except for those representations and warranties that are already qualified by materiality, in which case such representations and warranties will be correct in all respects as set forth therein) on and as of the Effective Date as if made on and as of the Effective Date, unless expressly stated to relate to a specific date, in which case such representations and warranties shall be true in correct in all material respects as of such specific date.

3.3          Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Documents.

3.4          Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5          Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.6          Counterparts; Facsimile. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile shall be effective as an original and shall constitute a representation that an original will be delivered. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

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3.7          General Release. In consideration of the Required Lenders entering into this Amendment, the Credit Parties hereby release the Administrative Agent, the Lenders, and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors (the “Lender Parties”) from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof, provided that the foregoing release will not apply to the extent that any action, claim, demand, damages or liability arises from the willful misconduct or gross negligence of any Lender Party.

3.8          GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF WHICH WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER STATE.

3.9          Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature pages follow]

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IN WITNESS WHEREOF the Borrower and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:	COMPRESSION POLYMERS HOLDING
CORPORATION,
a Delaware corporation

	By:	/s/ Scott C. Harrison
		Name:	Scott C. Harrison
		Title:	Senior Vice President and
Chief Financial Officer

PARENT:	COMPRESSION POLYMERS HOLDING II CORPORATION,
a Delaware corporation

	By:	/s/ Scott C. Harrison
		Name:	Scott C. Harrison
		Title:	Senior Vice President and
Chief Financial Officer

GUARANTORS:	CPCAPITOL ACQUISITION CORP.,
a Delaware corporation

	By:	/s/ Scott C. Harrison
		Name:	Scott C. Harrison
		Title:	Senior Vice President and
Chief Financial Officer

COMPRESSION POLYMERS CORP.,
a Delaware corporation

By:	/s/ Scott C. Harrison
	Name:	Scott C. Harrison
	Title:	Senior Vice President and
Chief Financial Officer

VYCOM CORP.,
a Delaware corporation

By:	/s/ Scott C. Harrison
	Name:	Scott C. Harrison
	Title:	Senior Vice President and
Chief Financial Officer

[Signature page — First Amendment to Credit Agreement]

CPH SUB I CORPORATION

CPH SUB II CORPORATION

CPC SUB I CORPORATION

VC SUB I CORPORATION

By:	/s/ SHIVANANDAN A. DALVIE
	Name:	Shivanandan A. Dalvie
	Title:	President, Assistant Secretary and Treasurer

[Signature page — First Amendment to Credit Agreement]

ADMINISTRATIVE AGENT
AND LENDER:	WACHOVIA BANK, NATIONAL
ASSOCIATION, as Administrative Agent and
as a Lender

	By:	/s/ LEANNE S. PHILLIPS
		Name:	Leanne S. Phillips
		Title:	Director

LENDER:	GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

	By:	/s/ EDWARD N. PARKES IV
		Name:	Edward N. Parkes IV
		Title:	Vice President and Duly Authorized Secretary

[Signature page — First Amendment to Credit Agreement]